UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549



                                    FORM 8-K



                  CURRENT REPORT UNDER SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  July 12, 2004
                Date of report (Date of Earliest Event Reported)




                     TEXTAINER EQUIPMENT INCOME FUND V, L.P.
                        A California Limited Partnership
             (Exact name of Registrant as specified in its charter)


           California                      0-25946               93-1122553
  (State or other jurisdiction     (Commission file number)    (IRS Employer
of incorporation or organization)                            Identification No.)


    650 California Street, 16th Floor
           San Francisco, CA                                        94108
(Address of Principal Executive Offices)                          (ZIP Code)


                                 (415) 434-0551
              (Registrant's telephone number, including area code)

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Item 2. Acquisition or Disposition of Assets.

General

Textainer Equipment Income Fund V, L.P., a California limited partnership (the "Partnership"), and other limited partnerships managed by the General Partners have reached an agreement in principal to sell their remaining container fleets to a joint venture (the "Purchaser"). The Partnership currently anticipates that a Purchase and Sale agreement will be finalized and the sale completed during the third quarter of 2004.

Description of Sale

All of the Partnership's containers are being sold in exchange for cash. These containers consist of 20 foot and 40 foot standard containers and 40 foot high cube containers. For more information on the Partnership's container fleet, see its most recent report on Form 10-K filed for the fiscal year ending December 31, 2003.

The final purchase price for the containers has not yet been determined, but it is anticipated that, for containers not subject to direct finance leases, the purchase price will be based on a fixed price for each container by type and by year of manufacture. The General Partners expect that the total purchase price for the containers will be reduced by deferred revenues, accrued expenses, such as expenses for the damage protection plan, and accounts payable. The purchase price is expected to be increased by the net present value of lease payments for containers subject to direct finance leases.

The sale is subject to negotiations between the General Partners and the Purchaser regarding the terms of the final purchase and sale agreement. Additional information regarding the sale, including details of its completion or expected completion, will be reported either on Form 8-K or Form 10-Q, whichever is relevant at the time.

Reasons for Sale

The General Partners decided that it would be in the best interests of the Partnership to sell its containers now for the following reasons:

    1. Current demand and market conditions for leased and used containers. Demand for leased containers is currently very strong and the market for used containers is better than it has been in several years. In the General Partners' experience, the market for leased and used containers is cyclical, driven in part by global supply and demand. The General Partners believe that current market conditions present a good opportunity for maximizing the value of the Partnership's container fleet. The General Partners cannot predict whether future years would afford an equally favorable opportunity for the sale of the Partnership's containers.

    2. Projected increase in overhead expense. The Partnership currently shares overhead expenses with five other partnerships managed by the general partners. Four of these partnerships are already in their liquidation phase, and termination of these partnerships can reasonably be considered imminent, given the current market and the associated opportunities for selling used containers. After these four partnerships terminate, the Partnership's overhead expenses will increase significantly. Furthermore, the Partnership will face increased expenses for regulatory compliance with respect to its 2005 fiscal year, at which time all of the relevant aspects of the Sarbanes Oxley Act will apply to the Partnership, including those sections requiring reports on internal controls.

Anticipated Termination of the Partnership and Final Distributions

The Partnership is a finite-life entity and, upon the successful completion of the sale of its containers, the Partnership will dissolve and eventually terminate. All regular distributions to limited partners will stop once the sale of the assets is finalized. The Partnership will instead make one liquidating distribution and a final distribution. The Partnership currently anticipates making the liquidating distribution to its partners of the majority of the cash received from the sale within approximately one month of its receipt of the cash. The Partnership will then continue the process of winding up its business, collecting any outstanding accounts receivables from its lessees and using the remaining cash to pay expenses associated with the liquidation and termination. Any cash left over after the payment of these expenses will be distributed to partners as a final distribution. After payment of the final distribution to the partners, the Partnership intends to file a Form 15 with the Securities and Exchange Commission, thereby terminating its reporting obligations under the Securities and Exchange Act of 1934. The Partnership will also terminate its existence with the California Secretary of State. The Partnership hopes to complete the process of winding up and terminating during the third and fourth quarters of 2004.

Relationship between Purchaser and the General Partners

The Purchaser intends to engage one of the General Partners, Textainer Equipment Management Limited ("TEM"), to manage the containers sold by the Partnership.

The Purchaser, whom is not an affiliate of the Partnership or the General Partners, is owned by three corporations ("the Shareholders"). None of these Shareholders is an affiliate of the General Partners or the Partnership, but all Shareholders have had business transactions with the General Partners in the past. One of the Shareholders is currently a minority owner of a joint venture that owns containers, and this joint venture's majority owner is a General Partner. TEM manages this joint venture's containers, as well as other containers in which these Shareholders have an ownership interest. One of the Shareholders is also a bank, of which a General Partner is a customer.



Item 7. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              TEXTAINER EQUIPMENT INCOME FUND V, L.P.
                              A California Limited Partnership

                              By Textainer Capital Corporation
                              The Managing General Partner



                              By ____________________________________
                                 Ernest J. Furtado
                                 Chief Financial Officer


Date:  July 12, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              TEXTAINER EQUIPMENT INCOME FUND V, L.P.
                              A California Limited Partnership

                              By Textainer Capital Corporation
                              The Managing General Partner



                              By /s/ Ernest J. Furtado
                                 _____________________________________
                                 Ernest J. Furtado
                                 Chief Financial Officer


Date:  July 12, 2004